EXHIBIT 10.12

Gateway Industries, Inc.
590 Madison Avenue, 32nd Floor
New York, NY  10022
SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

Gateway Industries, Inc., a Delaware corporation (the “Company”), is conducting a private offering (the “Offering”) of up to 120 million shares of common stock, $0.001 par value per share, of the Company (the “Shares”) at a purchase price of $0.03 per Share to a limited number of investors, including Robert F.X. Sillerman (“Mr. Sillerman”), who are “accredited investors” within the meaning of Rule 501(a), as promulgated under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D under the Securities Act.  The minimum investment is $3,000.  The Company is seeking to raise up to $3,600,000 in the Offering. To the extent the accredited investors to whom the Offering is being made purchase less than all of the Shares, Mr. Sillerman has agreed to purchase all of such unsold Shares at the same purchase price. As a condition to the Offering, the Company will increase its authorized shares of common stock to 300,000,000 shares and will complete a one for ten reverse split of the outstanding shares of common stock of the Company held by the current stockholders of the Company (the “Recapitalization”). Upon completion of the Recapitalization and this Offering (together, the “Transaction”), the investors, including Mr. Sillerman, will own approximately 99% of the Company and control it.

Upon completion of the Transaction, Mr. Sillerman, who has extensive experience in all facets of the entertainment industry, intends to develop an entertainment and consumer enterprise which he has been incubating since June 2010.  As part of the Transaction, Mr. Sillerman will contribute his intellectual property to the Company and the Company will assume an obligation to reimburse him for the costs he has incurred in furtherance thereof.

Mr. Sillerman was most recently Chairman and Chief Executive Officer of CKX, Inc. (NASDAQ: CKXE), a company he founded, which owns the rights to the name, image and likeness of Elvis Presley and Muhammad Ali, the operations of Graceland, and proprietary rights to the IDOLS and So You Think You Can Dance television brands, including the American Idol series in the United States and local adaptations of the IDOLS and So You Think You Can Dance television show formats.  Before CKX, Mr. Sillerman was the founder, principal shareholder and Executive Chairman of SFX Entertainment, the world’s largest producer, promoter and presenter of diversified live entertainment, which was acquired by Clear Channel Communications in August 2000.  In 1992, Mr. Sillerman founded SFX Broadcasting, an owner and operator of over 80 radio stations, of which he was the principal shareholder and Executive Chairman. The Company intends to harness Mr. Sillerman’s experience in the entertainment industry along with internet and wireless technology to create an entertainment and consumer enterprise.

The Company intends to use the proceeds from the Offering to fund its immediate working capital requirements, including executive salaries, and to develop the new business, which will capitalize on Mr. Sillerman’s vision of the convergence of digital media and entertainment.  The Company has no current operations and is inactive.  Upon completion of the Transaction, it is anticipated that the Company will change its name to Function X Inc. and that its shares will continue to be quoted on the Pink Sheets.  The Shares to be issued in the Offering will be restricted securities under the Securities Act and cannot be resold unless pursuant to registration or an exemption from registration under the Securities Act.  The Offering of the 120 million Shares will not be consummated unless and until all of the Shares have been subscribed for and the investors, including Mr. Sillerman, control approximately 98% of the outstanding shares of common stock of the Company after the Offering.  As a result, this subscription agreement and the Purchase Price (as defined in Section 3 below), whether in cash or notes, will be deposited in an escrow account at Kramer Levin Naftalis & Frankel LLP, to be released upon the satisfaction of the conditions of the Recapitalization.

1.           Subscription. Subject to the terms and conditions of this subscription agreement (“Subscription Agreement”), the undersigned (individually or collectively and whether a natural person or otherwise, as the case may be, referred to as “Purchaser”) hereby agrees to be legally bound to purchase the number of Shares set forth on the signature page hereof. Purchaser hereby irrevocably tenders this Subscription Agreement for the purchase of such Shares.  Purchaser further sets forth statements herein upon which the Company may rely to determine the suitability of the Purchaser as a purchaser of such Shares.

The Purchaser understands and agrees that by the execution hereof, the Purchaser agrees to expressly make the representations and warranties set forth in Section 5 below.

2.           Conditions to Subscription.  The Purchaser understands and agrees that this subscription is made subject to the following terms and conditions:

(a)           This subscription shall be deemed to be accepted by the Company only when it is signed by the Company;

(b)           You may not revoke, cancel or terminate this subscription unless the Company cancels or terminates the Offering;

(c)           The Company has the right to accept or reject this subscription in whole or in part; and

(d)           You have executed and delivered this Subscription Agreement and hereby agree to tender the Purchase Price (as defined below) within five (5) calendar days of receipt of written notice from the Company advising you to do so.

3.           Payment.  The purchase price for the Shares being subscribed for hereunder (“Purchase Price”) is payable within five (5) calendar days of receipt of written notice from the Company advising you to do so by (i) wire transfer as set forth below, (ii) certified or cashier’s check, (iii) money order or (iv) execution and delivery of a 5-year interest bearing promissory note in the form attached hereto as Exhibit A (the “Promissory Note”).  Payment of the Purchase Price also may be made by delivering a combination of (x) immediately available funds as contemplated under foregoing clauses (i), (ii) or (iii) and  (y) the Promissory Note.

4.           Rejection of Subscription. If this subscription is rejected by the Company in its sole and absolute discretion or because the Company terminates or cancels the Offering, the Company shall promptly return the Purchase Price received from the Purchaser without interest thereon or deduction therefrom, and this Subscription Agreement shall thereafter be of no further force or effect.

5.           Representations and Warranties. Purchaser hereby represents and warrants to, and agrees with, the Company as follows:

(a)           (i)           Purchaser has received and has read and fully understands this Subscription Agreement.

(ii)           Purchaser or its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Company, the Offering and the Recapitalization and all such questions have been answered to the full satisfaction of the Purchaser.

(iii)           No oral or written representations have been made other than as stated in this Subscription Agreement, and no oral or written information furnished to the Purchaser or its advisor(s) in connection with the Offering was in any way inconsistent with the information stated in this Subscription Agreement.

(iv)           If Purchaser is a natural person, Purchaser resides and is domiciled in the state in which its address is specified below, has reached the age of majority in the state in which Purchaser resides, has adequate means of providing for Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment, and could afford a complete loss of such investment.

(v)           If Purchaser is a partnership, trust, or other entity, (i) it is authorized and qualified to become a member of, and authorized to make the purchase of the Shares offered by, the Company; (ii) it has not been formed for the purpose of acquiring the Shares; (iii) the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so and (iv) its principal executive offices are located in the state in which its address is specified below.

(vi)           Purchaser has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the Offering, to evaluate the merits and risks of an investment in the Shares and to make an informed decision with respect thereto; Purchaser acknowledges that there is a significant risk of loss of all or a portion of the Purchaser’s investment in the Shares.

(vii)           Purchaser is acquiring the Shares for its own account, for investment purposes only, and not with a view for distribution.

(b)           Purchaser is an “accredited investor” within the meaning of Rule 501(d), as promulgated under the Securities Act because Purchaser meets the requirements of one of the subparagraphs listed below (please insert your initials in the appropriate place next to the description applicable to you or the entity which you represent):

     (i)  A natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with his/her spouse in excess of $300,000 in each of the most recent two years and who reasonably expects to reach that same income level for the current year;  ________

     (ii)  A natural person whose individual net worth, or joint net worth with his spouse, is in excess of $1,000,000 (excluding the value of your primary residence)1;  ________

     (iii)  A trust, with total assets in excess of $5,000,000, which is not formed for the purpose of acquiring the securities offered hereby and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the securities;  ________

     (iv)  A director or executive officer of the Company;  ________

     (v)  An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 (i.e. certain charitable organizations), corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;  ________

     (vi)  An entity which is (A) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; (B) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; (C) an insurance company as defined in Section 2(13) of the Securities Act; (D) an investment company registered under the Investment Company Act of 1940; (E) a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; (F) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; (G) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; (H) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), the investment decisions of which are made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser; (I) an employee benefit plan with total assets in excess of $5,000,000; or (J) a self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors;  ________

     (vii)  A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;  ______

     (viii)  An entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs;  ________
___________
1 In calculating net worth, you should include all of your assets (other than your primary residence) whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than a mortgage or other debt secured by your primary residence).
In the event that the amount of any mortgage or other indebtedness secured by your primary residence exceeds the fair market value of the residence and the mortgagee or other lender has recourse to you personally for any deficiency, that excess liability should also be deducted from your net worth.

(c)           Purchaser’s overall commitment to investments which are not readily marketable is reasonable in relation to its net worth.

(d)           (i)  Purchaser has full power and authority to execute and deliver this Subscription Agreement and, if applicable, the Promissory Note, (ii) the execution and delivery by Purchaser of this Subscription Agreement and, if applicable, the Promissory Note and the performance by it of its obligations hereunder and thereunder have been authorized by all necessary action of the Purchaser, (iii) this Subscription Agreement and, if applicable, the Promissory Note have been duly and validly executed and delivered by Purchaser and constitute legal, valid and binding obligations of Purchaser, and (iv) each of this Subscription Agreement and, if applicable, the Promissory Note is enforceable against Purchaser in accordance with its terms.

(e)           Purchaser acknowledges and understands that an investment in the Company will involve substantial risks.  Purchaser further acknowledges and understands that the following list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Company and additional risks or uncertainties may adversely affect the Company or the value of an investment in the Company:

(i)           Mr. Sillerman, as the beneficial owner of a majority of the Company’s outstanding common stock, will be the controlling stockholder of the Company and have the ability to exert significant control over the Company’s management and affairs requiring stockholder approval, including the approval of significant corporate transactions and the ability to elect and remove directors.  The actions taken by Mr. Sillerman as a controlling stockholder of the Company may not necessarily be aligned with the interests of the other stockholders of the Company.  In addition, Mr. Sillerman will be entitled to engage in activities separate from the Company, which activities could involve conflicts or potential conflicts between the interests of the Company and such separate activities.

(ii)           Upon completion of the Transaction, the Company will be a development stage company and its prior operating history will not be germane to future operations.  The Company has been inactive since 2006.  The Company’s prospects must be evaluated in light of the risks and uncertainties frequently encountered by a company in the early stage of development. The entertainment and consumer segments in which the Company intends to operate are highly competitive and makes these risks and uncertainties particularly pronounced.  The Company may not succeed in developing a viable business and may never become profitable.

(iii)           The Company has significant capital requirements to develop its business and will need to raise additional capital for the foreseeable future, which may be accomplished through equity and/or debt financings. There can be no assurance that the Company will be able to raise such capital when needed or on terms and conditions acceptable to the Company, or at all.  To the extent the Company raises additional capital by issuing equity securities; the Company’s stockholders will experience dilution in their ownership of the common stock of the Company.

(iv)            The Recapitalization may not be completed. In such event, the Offering will be terminated.  The Company has made certain representations with respect to potential liabilities and has completed audited financial statements for 2008, 2009 and 2010.  Nevertheless, the Company may have other unanticipated or unknown liabilities which may have a material adverse effect on the Company and its stockholders.

(v)           The loss of the services of Mr. Sillerman or one or more key members of management or other key employees of the Company could have a material adverse effect upon the Company’s business, operating results or financial condition.  In addition, the future success of the Company will depend in large part upon its ability to attract and retain additional qualified management and personnel.  There can be no assurance that the Company will be successful in attracting and retaining such personnel, and the failure to do so would have a material adverse effect on the Company’s business, operating results and financial condition.

(vi)            The Shares have not been registered under the Securities Act or any state securities laws.   The Shares are highly illiquid.  The Shares to be issued in the Offering will not be registered under the Securities Act or any state securities laws and, thus, will not be freely tradable or eligible for resale under Rule 144 promulgated under the Securities Act until one year after the Company files its “Form 10 information” with the Securities and Exchange Commission and unless the Company has filed all required periodic reports and materials under the Securities Exchange Act of 1934, as amended, during the preceding 12 months (or such shorter period the Company was required to file such reports and materials).   In addition, if you pay the Purchase Price for the Shares with the Promissory Note, you may not rely on Rule 144 to resell your Shares until at least six (6) months after you have paid the Promissory Note in full. An active public market for the Company’s common stock may not develop or be sustained. In addition, the number of unrestricted shares of the Company in the public float will represent only a small percentage of the shares of Company common stock outstanding upon completion of the Transaction.

(vii)           The Company, upon completion of the Transaction, does not anticipate paying dividends on its common stock in the foreseeable future.  In addition, the terms of future debt financings may prohibit the payment of cash dividends on the common stock.

(f)           Purchaser acknowledges:

(i)
The Purchaser, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement and, if applicable the Promissory Note, in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and, if applicable, the Promissory Note and make an investment in the Company;

(ii)	Purchaser consents to the placement of the following legend on any certificate or other document evidencing the Shares:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND HAVE BEEN SOLD IN RELIANCE UPON EXEMPTIONS THEREFROM. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED THEREUNDER; and

(iii)           The representations, warranties, and agreements of Purchaser contained herein shall survive the execution and delivery of this Subscription Agreement and the purchase of the Shares.

6.           Prohibitions on Cancellation, Termination, Revocation, Transferability, and Assignment. Purchaser hereby acknowledges and agrees that, except as may be specifically provided herein, or by applicable law, Purchaser is not entitled to cancel, terminate, or revoke this Subscription Agreement, and this Subscription Agreement shall survive his death or disability.  Purchaser further agrees that it may not transfer or assign its rights under this Subscription Agreement.

7.           Indemnification. Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, managers, employees, agents, affiliates, and counsel against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by Purchaser hereunder or any breach or failure by Purchaser to comply with any covenant or agreement made by Purchaser herein or in any other document furnished by Purchaser to any of the foregoing in connection with this transaction.

8.           Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, amended or modified except by an instrument in writing signed by the party against whom any such waiver, amendment or modification is sought.

9.           Notices. All notices hereunder shall be sufficient upon receipt for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax, or other electronic transmission service to the appropriate address or number (a) if to the Company, at the address set forth above, or (b) if to Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9).

10.           Gender.  All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

11.           Counterparts.  This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all of the parties, notwithstanding that all parties are not signatories to the same counterpart.  Execution and/or delivery by facsimile or electronic means shall constitute an original signature for all purposes.

12.           Applicable Law. The internal laws of the State of New York (without giving effect to any choice or conflict of law provision or rule (whether of the State of York or any other jurisdiction) that would cause the application of laws of any other jurisdiction) shall govern all matters arising out of or relating to this Subscription Agreement, including its validity, interpretation, construction, performance and enforcement.  Any action or proceeding arising out of or relating to this Subscription Agreement must be brought in the courts of the State of New York, New York County, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York.  Each of the parties knowingly, voluntarily and irrevocably submits to the exclusive jurisdiction of each such court in any such action or proceeding and waives any objection it may now or hereafter have to venue or to convenience of forum. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT, OR ANY TRANSACTIONS CONTEMPLATED HEREBY.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT IN ACCORDANCE WITH THIS SECTION AND FURTHER WAIVES ANY CLAIM BASED ON FORUM NON CONVENIENS.

13.         Disclosure Notices.

FOR ILLINOIS RESIDENTS ONLY: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS BASED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR NEW YORK RESIDENTS ONLY: THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

[SUBSCRIPTION PAGE FOLLOWS]

SUBSCRIPTION PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of February, 2011.

Shares being purchased:
Purchase Price (total number of Shares multiplied by $0.03):	$

Wire Transfer Purchase Price to :

Bank:      Citibank, N.A.
666 Fifth Avenue
New York, NY 10103
ABA :     021000089
Account #: 9985290786
Account Name: Kramer Levin Escrow Account
Reference:  Gateway Subscription

TYPE OF OWNERSHIP (INITIAL ONE)

____	INDIVIDUAL OWNERSHIP (one signature required)	____	TENANTS BY THE ENTIRETY (two signatures required)

____	TENANTS IN COMMON (two signatures required)	____	JOINT TENANTS W/RIGHT OF SURVIVORSHIP (two signatures required)

____	PARTNERSHIP (Please include a copy of the statement of partnership of partnership agreement authorizing signature).	____	TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement or other authorization)

	CORPORATION		LIMITED LIABILITY COMPANY

________________________________________
Please print exact name (registration) that Purchaser
desires on records of the Company

_________________________________________
Street Address                                           Suite or Apt.

_________________________________________
City                                State                    Zip Code

_________________________________________
Telephone

_________________________________________
Fax Number

_________________________________________
Social Security or Taxpayer I.D. Number

_________________________________________
State of Organization, if applicable

INDIVIDUALS

If the subscriber is an INDIVIDUAL, complete the following and sign in the space provided:

Date___________, 2011
Signature of Purchaser

Name (please type or print)

Signature of Spouse or Co-Owner if funds are to be invested as joint tenants by the entirety, joint tenants with right of survivorship or tenants in common.

Name (please type or print)

PARTNERSHIPS

If the subscriber is a PARTNERSHIP, complete the following and sign in the space provided:

The undersigned hereby represents and warrants that the undersigned is a general partner of the partnership named below (“Partnership”), and has been duly authorized by the Partnership to acquire the Shares and that he has all requisite authority to acquire such Shares.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement.

Date__________, 2011
Name of Partnership
(Please type or print)

By:_________________________________
Name:_______________________________
Title:________________________________

TRUSTS

If the subscriber is a TRUST, complete the following and sign in the space provided:

The undersigned hereby represents and warrants that he is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the (“Trust”) set forth below to acquire the Shares and the undersigned, as trustee, has all requisite authority to acquire the Shares for the Trust.

The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement.

____________, 2011
Date	Name of Trust
(Please type or print)

By:________________________________
Name:_____________________________
Title:______________________________

CORPORATIONS

If the subscriber is a CORPORATION, complete the following and sign in the space provided:

The undersigned hereby represents and warrants that the undersigned is an executive officer of the Corporation named below (“Corporation”), and has been duly authorized by the Corporation to acquire the Shares and that he has all requisite authority to acquire such Shares  for the Corporation.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and he is authorized by such Corporation to execute this Subscription Agreement.

____________, 2011
Date	Name of Corporation
(Please type or print)

By:________________________________
Name:_____________________________
Title:______________________________

LIMITED LIABILITY COMPANIES

If the subscriber is a LIMITED LIABILITY COMPANY, complete the following and sign in the space provided:

The undersigned hereby represents and warrants that the undersigned is an executive officer or manager of the Limited Liability Company named below (“LLC”), and has been duly authorized by the LLC to acquire the Shares and that he has all requisite authority to acquire such Shares for the LLC.

The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that LLC and he is authorized by such LLC to execute this Subscription Agreement.

____________, 2011
Date	Name of Limited Liability Company
(Please type or print)

By:________________________________
Name:_____________________________
Title:______________________________

COMPANY’S ACCEPTANCE

This Subscription Agreement is only accepted as so acknowledged in writing by the Company.

ACCEPTED as to ____________________ Shares:

Gateway Industries, Inc.

By:______________________________
Name:___________________________
Title: ___________________________

Date:____________________, 2011

MIA1816353603

EXHIBIT A

TO

SUBSCRIPTION AGREEMENT

PROMISSORY NOTE

$[_________.__]	[______] [__], 2011

FOR VALUE RECEIVED, [_______________], a ____________(the “Payor”), hereby unconditionally promises to pay to the order of Gateway Industries, Inc., a Delaware corporation (the “Payee”), in lawful money of the United States of America in immediately available funds, the principal sum of [________________] Dollars and [___________] ($[___________.__]), together with interest thereon, compounded annually, from the date hereof through maturity at the annual rate equal to the long-term Applicable Federal Rate in effect as of the date hereof, as published by the Internal Revenue Service (calculated on the actual number of days elapsed and an assumed year of 360 days) (the “Stated Rate”).  This principal amount, together with interest accrued thereon at the Stated Rate commencing on the date hereof, shall be due and payable in full on [____ ____, 2016] (the “Scheduled Maturity Date”).

This Promissory Note (“Note”) is issued by Payor to Payee to evidence Payor’s obligation under that certain Subscription Agreement dated [____________], 2011 by and between Payor and Payee to pay Payee the purchase price for the shares of common stock of Payee purchased by Payor from Payee on the date hereof pursuant to the terms and subject to the conditions of such Subscription Agreement.

The principal and accrued interest balance of this Note may be prepaid in whole or in part at any time without a premium or penalty of any kind.

If any Acceleration Event (as defined below) shall occur for any reason then and in any such event, in addition to all rights and remedies of the Payee under this Note, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, the Payee may, at its option, declare due any or all of the Payor’s obligations, liabilities and indebtedness owing to the Payee under this Note whereupon the then unpaid balance hereof shall immediately be due and payable, together with all expenses of collection hereof, including, but not limited to, attorneys’ fees and legal expenses (for this purpose, the Payor shall pay all trial and appellate attorneys’ fees, costs and expenses, paid or incurred by the Payee in connection with collection of this Note).  If the foregoing unpaid balances, expenses and collection costs are not paid upon demand upon the occurrence of an Acceleration Event (collectively, the “Unpaid Amounts”), such Unpaid Amounts shall bear interest until paid in full at the Stated Rate plus 5.00% per annum or the maximum interest rate then permitted under applicable law (whichever is less) (the “Default Rate”).  From and after maturity of this Note (whether upon the Scheduled Maturity, or by acceleration or otherwise, the Unpaid Amounts shall bear interest until paid in full at the Default Rate. For purposes hereof, “Acceleration Event” means the first to occur of the following: (i) if any principal or accrued interest or other amount owning under this Note is not paid when due and such default continues unremedied for fifteen (15) days after written notice provided by Payee to Payor, (ii) Payor having made an assignment for the benefit of creditors, filed a petition in bankruptcy, applied to or petitioned any tribunal for the appointment of a custodian, receiver, intervener or trustee for Payor, or commenced any proceeding for any arrangement or readjustment of its debts, (iii) any such petition or application having been filed or proceeding having commenced against Payor and Payor not having interposed a defense thereto within the time permitted under applicable law, (iv) the sale or other disposition of all or substantially all of Payor’s assets, (v) the dissolution of Payor, (vi) the death of Payor or (vii) the failure by Payor to perform any other covenant, agreement or condition contained in this Note and such default continues unremedied for thirty (30) days after written notice thereof is given to Payor by Payee; provided, however, in the event such default is curable but is not reasonably capable of cure within said 30-day period, Payor shall have such additional time as required to cure any such default so long as Payor is diligently undertaking the cure of such default.

The Payor (i) waives diligence, demand, presentment, protest and notice of any kind, except for any notice expressly required by the provisions of this Note, and (ii) agrees that it will not be necessary for the Payee to first institute suit in order to enforce payment of this Note.

The validity, interpretation and enforcement of this Note and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the State of New York  (without giving effect to principles of conflicts of law).

The Payor irrevocably consents and submits to the exclusive jurisdiction of the state courts of the State of New York located in the County of New York and the United States District Court whose district covers such county, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note.

EACH OF PAYOR AND PAYEE HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS NOTE, AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

The Payor may not assign this Note and/or delegate any of its obligations hereunder without the written consent of the Payee.  This Note is not secured by any collateral of any nature.  Neither this Note nor all or any portion of the Payee’s rights and interests herein may be negotiated, assigned, pledged, hypothecated or otherwise transferred by Payee.

The Payor shall be solely responsible for any necessary tax or assessment relating to this Note; provided, however, that the Payor shall not be responsible for Payee’s tax obligations arising from receipt of funds set forth herein.

If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

The waiver by the Payee of the Payor’s prompt and complete performance of, or default under, any provision of this Note shall not operate nor be construed as a waiver of any subsequent breach or default, and the failure by the Payee to exercise any right or remedy which it may possess hereunder or under applicable law shall not operate nor be construed as a bar to the exercise of any such right or remedy upon the occurrence of any subsequent breach or default.

[Signature Page Follows]

IN WITNESS WHEREOF, the Payor has executed this Promissory Note the day and year first written above.

_______________________________

By:
Name:	_____________________
Title:	_____________________

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